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                                                                     Exhibit 4.1

                                FORM OF INDENTURE



                                     between



                  TRIAD AUTO RECEIVABLES OWNER TRUST 199[ ]-[ ]



                                       and



                             [                    ]
                              as Indenture Trustee





                          Dated as of [           ]


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                               TABLE OF CONTENTS
                               -----------------

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                                                                                                               PAGE
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ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE..............................................................3

   Section 1.1.   Definitions.....................................................................................3


ARTICLE II THE NOTES..............................................................................................9

   Section 2.1.   Form........................................................................................... 9

   Section 2.2.   Execution, Authentication and Delivery.........................................................10

   Section 2.3.   Temporary Notes................................................................................10

   Section 2.4.   Registration, Registration of Transfer and Exchange............................................11

   Section 2.5.   Mutilated, Destroyed, Lost or Stolen Notes.....................................................13

   Section 2.6.   Persons Deemed Owners..........................................................................14

   Section 2.7.   Payment of Principal and Interest, Defaulted Interest..........................................14

   Section 2.8.   Cancellation...................................................................................15

   Section 2.9.   Release of Collateral..........................................................................16

   Section 2.10.  Book-Entry Notes...............................................................................16

   Section 2.11.  Notices to Clearing Agency.....................................................................16

   Section 2.12.  Definitive Notes...............................................................................17

   Section 2.13.  Authenticating Agents..........................................................................17


ARTICLE III COVENANTS............................................................................................18

   Section 3.1.   Payment of Principal and Interest..............................................................18

   Section 3.2.   Maintenance of Office or Agency................................................................18

   Section 3.3.   Money for Payments To Be Held in Trust.........................................................18

   Section 3.4.   Existence......................................................................................20

   Section 3.5.   Protection of the Trust Estate.................................................................20

   Section 3.6.   Opinion as to the Trust Estate.................................................................21

   Section 3.7.   Performance of Obligations, Servicing; of Receivables..........................................21

   Section 3.8.   Negative Covenants.............................................................................22

   Section 3.9.   Annual Statement as to Compliance..............................................................23

   Section 3.10.  Issuer May Consolidate, etc., Only on Certain Terms............................................24

   Section 3.11.  Successor or Transferee........................................................................26

                                       i

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   Section 3.12.  No Other Business..............................................................................26

   Section 3.13.  No Borrowing...................................................................................26

   Section 3.14.  Servicer's Obligations.........................................................................26

   Section 3.15.  Guarantees, Loans, Advances and Other Liabilities..............................................26

   Section 3.16.  Capital Expenditures...........................................................................27

   Section 3.17.  Notice of Events of Default....................................................................27

   Section 3.18   Restricted Payments............................................................................27

   Section 3.18.  Further Instruments and Acts...................................................................27

   Section 3.19.  Compliance with Laws...........................................................................27

   Section 3.20.  Tax Treatment..................................................................................27

   Section 3.21.  Investment Company Act.........................................................................27

   Section 3.22.  Liens..........................................................................................28

   Section 3.23.  Conduct of Business............................................................................28


ARTICLE IV SATISFACTION AND DISCHARGE............................................................................28

   Section 4.1.   Satisfaction and Discharge of Indenture........................................................28

   Section 4.2.   Application of Trust Money.....................................................................30

   Section 4.3.   Payment of Moneys Held by Paying Agent.........................................................30


ARTICLE V REMEDIES...............................................................................................30

   Section 5.1.   Events of Default..............................................................................30

   Section 5.2.   Acceleration of Maturity; Rescission and Annulment.............................................32

   Section 5.3.   Collection of Indebtedness and Suits for Enforcement by Indenture Trustee......................33

   Section 5.4.   Remedies; Priorities...........................................................................36

   Section 5.5.   Reserved.......................................................................................38

   Section 5.6.   Limitation of Suits............................................................................38

   Section 5.7.   Unconditional Rights of Noteholders To Receive Principal and Interest..........................38

   Section 5.8.   Restoration of Rights and Remedies.............................................................39

   Section 5.9.   Rights and Remedies Cumulative.................................................................39

   Section 5.10.  Delay or Omission Not a Waiver.................................................................39

   Section 5.11.  Control by Noteholders.........................................................................39

   Section 5.12.  Waiver of Past Default.........................................................................40

   Section 5.13.  Undertaking for Costs..........................................................................40

   Section 5.14.  Waiver of Stay or Extension Laws...............................................................40

                                       ii

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   Section 5.15.  Action on Notes................................................................................41

   Section 5.16.  Performance and Enforcement of Certain Obligations.............................................41

   Section 5.17.  Subrogation....................................................................................41

   Section 5.18.  Preference Claims..............................................................................42


ARTICLE VI THE INDENTURE TRUSTEE.................................................................................43

   Section 6.1.   Duties of the Indenture Trustee................................................................43

   Section 6.2.   Rights of Indenture Trustee....................................................................45

   Section 6.3.   Individual Rights of the Indenture Trustee.....................................................46

   Section 6.4.   Indenture Trustee's Disclaimer.................................................................46

   Section 6.5.   Notice of Defaults.............................................................................46

   Section 6.6.   Reports by Indenture Trustee to the Holders....................................................47

   Section 6.7.   Compensation, Reimbursement and Indemnity......................................................47

   Section 6.8.   Replacement of the Indenture Trustee...........................................................48

   Section 6.9.   Successor Indenture Trustee by Merger..........................................................49

   Section 6.10.  Appointment of Co-Trustee or Separate Trustee..................................................50

   Section 6.11.  Eligibility; Disqualification..................................................................51

   Section 6.12.  Preferential Collection of Claims Against Issuer...............................................51

   Section 6.13.  Appointment and Powers.........................................................................51

   Section 6.14.  Performance of Duties..........................................................................52

   Section 6.15.  Limitation on Liability........................................................................52

   Section 6.16.  Reliance Upon Documents........................................................................53

   Section 6.17.  Successor Indenture Trustee....................................................................53

   Section 6.19.  Representations and Warranties of the Indenture Trustee........................................53

   Section 6.20.  Waiver of Setoffs..............................................................................54

   Section 6.21.  Control by the Controlling Party...............................................................54

   Section 6.22.  Indenture Trustee Not Liable for Notes or Receivables..........................................54


ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS.......................................................................55

   Section 7.1.   Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders.........................55

   Section 7.2.   Preservation of Information, Communications to Noteholders.....................................56

   Section 7.3.   Reports by Issuer..............................................................................56

   Section 7.4.   Reports by Indenture Trustee...................................................................57


ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES................................................................57


                                      iii

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   Section 8.1.   Collection of Money............................................................................57

   Section 8.2.   Trust Accounts.................................................................................57

   Section 8.3.   General Provisions Regarding Accounts..........................................................57

   Section 8.4.   Release of Trust Estate........................................................................58

   Section 8.5.   Opinion of Counsel.............................................................................58


ARTICLE IX SUPPLEMENTAL INDENTURES...............................................................................59

   Section 9.1.  Supplemental Indentures Without Consent of Noteholders..........................................59

   Section 9.2.  Supplemental Indentures With Consent of Noteholders.............................................60

   Section 9.3.  Execution of Supplemental Indentures............................................................61

   Section 9.4.  Effect of Supplemental Indenture................................................................61

   Section 9.5.  Conformity With Trust Indenture Act.............................................................61

   Section 9.6.  Reference in Notes to Supplemental Indentures...................................................62


ARTICLE X REDEMPTION OF NOTES....................................................................................62

   Section 10.1.  Redemption.....................................................................................62

   Section 10.2.  Form of Redemption Notice......................................................................62

   Section 10.3.  Notes Payable on Redemption Date...............................................................63


ARTICLE XI MISCELLANEOUS.........................................................................................63

   Section 11.1.  Compliance Certificates and Opinions, etc......................................................63

   Section 11.2.  Form of Documents Delivered to Indenture Trustee...............................................65

   Section 11.3.  Acts of Noteholders............................................................................65

   Section 11.4.  Notices, etc., to the Indenture Trustee, Issuer and Rating Agency..............................66

   Section 11.5.  Notices to Noteholders, Waiver.................................................................67

   Section 11.6.  Alternate Payment and Notice Provisions........................................................67

   Section 11.7.  Effect of Headings and Table of Contents.......................................................68

   Section 11.8.  Conflict with Trust Indenture Act..............................................................68

   Section 11.9.  Successors and Assigns.........................................................................68

   Section 11.10.  Severability..................................................................................68

   Section 11.11.  Benefits of Indenture.........................................................................68

   Section 11.12.  Legal Holidays................................................................................68

   Section 11.13.  Governing Law.................................................................................69

   Section 11.14.  Counterparts..................................................................................69

   Section 11.15.  Recording of Indenture........................................................................69

                                       iv

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   Section 11.16.  Trust Obligation..............................................................................69

   Section 11.17.  No Petition...................................................................................69

   Section 11.18.  Inspection....................................................................................69




                                    EXHIBITS

EXHIBIT A         FORM OF CLASS A NOTE


                                                   v



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         INDENTURE, dated as of [______________], between TRIAD AUTO RECEIVABLES
OWNER TRUST 199[ ]-[ ], a Delaware business trust (the "ISSUER"), and [___________], a [_____________] banking corporation, as trustee (the "INDENTURE TRUSTEE") and not in its individual capacity.

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's [___]% Asset Backed Notes, Class A (each, a "CLASS A NOTE" or, a "NOTE").

         As security for the payment and performance by the Issuer of the Issuer Secured Obligations (as defined below), the Issuer has agreed to assign the Indenture Collateral (as defined below) as collateral to the Indenture Trustee on behalf of the Insurer and the Noteholders.

         [__________________________] (the "Insurer") has issued and delivered a financial guaranty insurance policy, dated the Closing Date (with endorsements, the "Note Policy"), pursuant to which the Insurer guarantees Scheduled Payments, as defined in the Note Policy.

         As an inducement to the Insurer to issue and deliver the Note Policy, the Issuer and the Insurer have executed and delivered the Insurance and Indemnity Agreement, dated as of [_________] (as amended from time to time, the "Insurance Agreement"), among the Insurer, the Issuer, Triad Financial Corporation, and [__________________________].

         As an additional inducement to the Insurer to issue the Note Policy, and as security for the performance by the Issuer of the Insurer Issuer Secured Obligations and as security for the performance by the Issuer of the Indenture Trustee Issuer Secured Obligations, the Issuer has agreed to assign the Indenture Collateral (as defined below) as collateral to the Indenture Trustee for the benefit of the Issuer Secured Parties, as their respective interests may appear.

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee on behalf of and for the benefit of the Issuer Secured Parties to secure the performance of the Issuer Secured Obligations and its compliance with the covenants hereof, all of the Issuer's right, title and interest in (but none of the Issuer's obligations), to and under the following, whether now existing or hereafter arising or acquired (collectively, the "INDENTURE COLLATERAL"):

                  (a) the Initial Receivables and any Subsequent Receivables, all monies due or received thereunder or in respect thereof after the Initial Cutoff Date or the related Subsequent Cutoff Date (in each case, including amounts due on or before the related Cutoff Date but received by Triad, the Company, [_________] or the Issuer after the related Cutoff Date), as applicable, and all Liquidation Proceeds and recoveries received with respect to such Receivables;

                  (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and any Subsequent Receivables, and any other interest of the

Issuer in the Financed Vehicles, including the certificates of title with respect to the Financed Vehicles;

                  (c) the Insurance Policies and any proceeds from any Insurance Policies relating to the Initial Receivables and any Subsequent Receivables, the Obligors or the related Financed Vehicles, including rebates or refunds of premiums;

                  (d) rights against Dealers with respect to the Initial Receivables and any Subsequent Receivables under the Dealer Agreements, Dealer Assignments and rights against Correspondents under the Correspondent Agreements and the Correspondent Assignments;

                  (e) property (including the right to receive future Liquidation Proceeds) that secures the Initial Receivables, any Subsequent Receivables and any property that has been acquired by or on behalf of the Company or the Issuer pursuant to liquidation of any such Receivables;

                  (f) all funds on deposit from time to time in the Trust Accounts, including all income thereon and proceeds thereof; and

                  (g) all right, title and interest (but none of the Issuer's obligations) of the Trust and Company, respectively, in and to the Sale and Servicing Agreement, any Subsequent Transfer Agreement, the Receivables Purchase Agreement and any Subsequent Purchase Agreement, including a direct right to cause the Company and Triad, respectively, to purchase Receivables from the Trust under certain circumstances;

                  (h) all right, title and interest in and to refunds for the costs of extended service contracts financed under each Receivable with respect to the Financed Vehicles;

                  (i) all items contained in the Receivable File related to each Receivable, and all other documents or electronic records that Triad keeps on file in accordance with its customary procedures relating to the Receivables; and

                  (j) all proceeds and investments of any of the foregoing, all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any of the foregoing.

         The foregoing Grant is made in trust to secure the payment of the Issuer Secured Obligations.

         The Indenture Trustee, on behalf of the Noteholders and the Insurer, hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with this Indenture and agrees to perform its duties required in this Indenture to the end that the interests of the Issuer Secured Parties may be adequately and effectively protected.

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                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE


SECTION 1.1.      DEFINITIONS.

                  (a) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture:

         "ACT" has the meaning specified in SECTION 11.3(A).

         "AUTHORIZED OFFICER" means, with respect to the Issuer or the Servicer, as the case may be, any officer of the Owner Trustee or the Servicer or other person who is authorized to act for the Owner Trustee or the Servicer, as applicable, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee and the Servicer to the Indenture Trustee and the Insurer on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "BOOK-ENTRY NOTES" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.

         "CLASS" means any class of Notes.

         "CLASS A NOTE" is defined in the recitals. Each Class A Note shall be substantially in the form of EXHIBIT A.

         "CLASS A PREPAYMENT AMOUNT" means, as of the Payment Date on or immediately following the last day of the Funding Period, after giving effect to any transfer of Subsequent Receivables on such date, an amount equal to the Pre-Funded Amount as of such Payment Date.

         "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "CLOSING DATE" means [______________].

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         "COMMISSION" shall mean the Securities and Exchange Commission.

         "CONTROLLING PARTY" means the Insurer, so long as an Insurer Default shall not have occurred and be continuing, and otherwise, the Indenture Trustee for the benefit of the Noteholders.

         "CORPORATE TRUST OFFICE" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at [__________________________________]; or at such other address as the
Indenture Trustee may designate from time to time by notice to the Noteholders, the Insurer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee shall notify the Noteholders, the Insurer and the Issuer).

         "DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "DEFINITIVE NOTES" shall mean definitive, fully registered Notes issued to Note Owners. The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         "EVENT OF DEFAULT" has the meaning specified in SECTION 5.1.

         "ELIGIBLE ACCOUNT" means (i) a segregated trust account that is maintained with the corporate trust department of the Indenture Trustee, or (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "A-1" by Standard & Poor's or "P-1" by Moody's.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "GRANT" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture, and other forms of the verb "to Grant" shall have correlative meanings. A Grant of the Indenture Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations of the granting party) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Indenture Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "HOLDER" means the Person in whose name a Note is registered on the Note Register.

         "INDENTURE" means this Indenture as amended or supplemented from time to time.

         "INDENTURE COLLATERAL" has the meaning specified in the Granting Clause of this Indenture.

         "INDENTURE TRUSTEE" means [____________________], not in its individual capacity but solely as Indenture Trustee under this Indenture, or any successor Indenture Trustee under this Indenture.

         "INDENTURE TRUSTEE FEE" with respect to any Payment Date, the fee payable to the Indenture Trustee for services rendered during the related Collection Period, which shall be equal to [___]% multiplied by the Note Balance as of the open of business on the first day of the related Collection Period, provided, however, in no event shall the Indenture Trustee Fee be less than $[___] in aggregate in any calendar year.

         "INDENTURE TRUSTEE ISSUER SECURED OBLIGATIONS" means all amounts and obligations that the Issuer may at any time owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes (including all payments under the Notes).

         "INDEPENDENT" means, when used with respect to any specified Person, that the Person: (a) is in fact independent of the Issuer, any other obligor upon the Notes, Triad, the Company other than the Underwriter and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, Triad, the Company other than the Underwriter or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, the Company other than the Underwriter any such other obligor, Triad or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         "INDEPENDENT CERTIFICATE" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of SECTION 11.1, made by an Independent appraiser or other expert duly licensed and of recognized standing appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         "INSURANCE AGREEMENT INDENTURE CROSS DEFAULT" has the meaning specified therefor in the Insurance Agreement.

         "INSURER ISSUER SECURED OBLIGATIONS" means all amounts and obligations that the Issuer may at any time owe to or on behalf of the Insurer under this Indenture, the Insurance Agreement or any other Related Document.

         "INTEREST RATE" means [___]% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

         "ISSUER" means Triad Auto Receivables Owner Trust 199[ ]-[ ], until a permitted successor replaces it and, thereafter, means such successor and for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

         "ISSUER ORDER" and "ISSUER REQUEST" means a written order or request, respectively, signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "ISSUER SECURED OBLIGATIONS" means the Insurer Issuer Secured Obligations and the Indenture Trustee Issuer Secured Obligations.

         "ISSUER SECURED PARTIES" means each of the Indenture Trustee in respect of the Indenture Trustee Issuer Secured Obligations and the Insurer in respect of the Insurer Secured Obligations.

         "NOTEHOLDER" means a Holder.

         "NOTE MAJORITY" means Holders of Outstanding Notes representing more than 50% of the Note Balance of Outstanding Notes.

          "NOTE OWNER" means, with respect to a Book-Entry Note, the person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agent Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "NOTE POLICY" means the financial guaranty insurance policy issued by the Insurer with respect to the Notes, including any endorsements thereto.

         "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in SECTION 2.4.

         "NOTES" is defined in the introduction hereto.

         "OFFICERS' CERTIFICATE" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of SECTION 11.1 and TIA Section 314, and delivered to the Indenture Trustee.

         "OPINION OF COUNSEL" means one or more written opinions of counsel, reasonably acceptable in form and substance and from counsel acceptable to (i) if addressed to the Insurer, the Insurer, and (ii) a Note Majority and the Indenture Trustee or the Owner Trustee and not at the expense of the Indenture Trustee or Owner Trustee and which shall comply with any applicable requirements of SECTION 11.1.

         "OUTSTANDING" means, as of any date, all Notes theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (PROVIDED, HOWEVER, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture); and

                  (iii) Notes in exchange for or in lieu of other Notes that have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

PROVIDED, HOWEVER, that Notes that have been paid with proceeds of the Note Policy shall continue to remain Outstanding for purposes of this Indenture until the Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Insurer delivered to the Indenture Trustee, and the Insurer shall be deemed to be the holder thereof to the extent of any payments thereon made by the Insurer, PROVIDED, FURTHER, that in determining whether the Holders of the requisite Note Balance have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Related Document, Notes owned by the Issuer, any other obligor upon the Notes, Triad, the Company or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, Triad, the Company or any Affiliate of any of the foregoing Persons.

         "OWNER TRUSTEE" means [__________________], not in its individual capacity but solely as trustee of the Issuer.

         "PAYING AGENT" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in SECTION
6.11 and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal or of interest on the Notes on behalf of the Issuer.

         "PREDECESSOR NOTE" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under SECTION 2.5 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

         "REDEMPTION DATE" means the Payment Date specified by the Servicer or the Issuer pursuant to SECTION 10.1.

         "REDEMPTION PRICE" means (a) in the case of a redemption of Notes pursuant to Section 10.1 (a), the aggregate unpaid principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon at the applicable interest rate to but excluding the related Redemption Date, and (b) in the case of a payment to Noteholders pursuant to Section 10.1(b), the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (a) above.

         "REGISTERED HOLDER" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

         "RESPONSIBLE OFFICER" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary or Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having responsibility with respect to this Indenture.

         "SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement, dated as of [_________], among the Issuer, the Company, Triad, in its individual capacity and as Servicer, and [_______________], as Indenture Trustee and as Backup Servicer, as the same may be amended or supplemented from time to time.

         "SCHEDULED PAYMENTS" has the meaning specified in the Note Policy.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "STATE" means any one of the fifty states of the United States of America or the District of Columbia.

         "TERMINATION DATE" means the latest of (i) the expiration of the Note Policy and the return of the Note Policy to the Insurer for cancellation, (ii) the date on which the Insurer shall have received payment and performance of all Insurer Issuer Secured Obligations and (iii) the date on which the Indenture Trustee shall have received full and indefeasible payment and performance of all Indenture Trustee Issuer Secured Obligations.

         "TRUST ESTATE" means all the money, instruments, rights and other property that are subject or intended to be subject to the Lien and security interest of this Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee) and the Insurer, including all proceeds thereof.

         "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force on the date hereof, unless otherwise specifically provided.

                  (b) Except as otherwise specified herein or as the context may otherwise require, the capitalized terms used herein but not defined have the respective meanings set forth in the Sale and Servicing Agreement for all purposes of this Indenture.

         SECTION 1.2. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         SECTION 1.3. RULES OF CONSTRUCTION. Unless the context otherwise requires:

                  (i)      a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect on the date hereof,

                  (iii)    "or" is not exclusive;

                  (iv)     "including" means "including, without limitation,";
and

                  (v) words in the singular include the plural and words in the plural include the singular.

         SECTION 1.4. MATERIAL ADVERSE EFFECT. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts could or would have a material adverse effect on the Noteholders (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under the Note Policy.

                                   ARTICLE II
                                    THE NOTES

         SECTION 2.1. FORM. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in EXHIBIT A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Each Note shall be dated the date of its authentication. The terms of the Notes set forth in EXHIBITS A are part of the terms of this Indenture.

         SECTION 2.2. EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall upon receipt of the Note Policy and an Issuer Order authenticate and deliver Class A Notes for original issue in an aggregate principal amount of $[_________]. The Note Balance at any time may not exceed such amount except as provided in SECTION 2.5.

         Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $250,000 and in integral multiples of $1,000 in excess thereof; PROVIDED, HOWEVER, that one Note may be issued in an additional amount equal to any remaining portion of the original Note Balance.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.3. TEMPORARY NOTES. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order, the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in SECTION 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         SECTION 2.4.      REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

                  (a) The Indenture Trustee shall keep or cause to be kept a register (the "Note Register") for the registration, transfer and exchange of Notes. The Indenture Trustee shall be the "Note Registrar" for the purpose of registering Notes and transfers and exchanges of Notes as herein provided. The names and addresses of all Noteholders and the names and addresses of the transferees of any Notes shall be registered in the Note Register. The Person in whose name any Note is so registered shall be deemed and treated as the sole owner and Holder thereof for all purposes of this Indenture and the Note Registrar and the Indenture Trustee and any agent of any of them shall not be affected by any notice or knowledge to the contrary. A Note is transferable or exchangeable only upon the surrender of such Note to the Note Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the requirements of SECTION
2.10 and 2.12. Upon request of the Indenture Trustee, the Note Registrar shall provide the Indenture Trustee with the names, addresses and percentage interests of the Holders.

         Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer shall give the Indenture Trustee and the Insurer prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by a Responsible Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

         (b) Subject to SECTIONS 2.10 and 2.12 hereof, upon surrender for registration of transfer of any Note together with an instrument of assignment or transfer (executed by the Holder or its duty authorized attorney) at the office or agency of the Issuer to be maintained as provided in SECTION 3.2, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations of a like aggregate principal amount. Each new Note issued pursuant to this SECTION 2.4 shall be registered in the name of any Person as the transferring Holder may request, subject to the provisions of SECTIONS 2.10 and 2.12.

         (c) At the option of the Holder, Notes may be exchanged for other new Notes in any authorized denominations of a like aggregate principal amount, upon surrender of the Notes to be exchanged, together with a written request at the office or agency designated pursuant to SECTION 3.2. Whenever any Notes are so surrendered for exchange, subject to the requirements of SECTIONS 2.10 and 2.12 and if the requirements of Section 8-401(1)(a) of the UCC are met, the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes that the Noteholder making the exchange is entitled to receive.

         (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         (e) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

         (f) Notwithstanding the foregoing, in the case of any sale or other transfer of a Definitive Note or a temporary Note, the transferor of such Definitive Note or such temporary Note shall be required to represent and warrant in writing that the prospective transferee either (a) is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), which is subject to the provisions of Title I of ERISA, (ii) a plan (as defined in section 4975(e)(1) of the Code), which is subject to Section 4975 of the Code, or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or
(ii) above by reason of such plan's investment in the entity (any such entity described in clauses (i) through (iii), a "Benefit Plan Entity") or (b) is a Benefit Plan Entity and the acquisition and holding of the Definitive Note or the temporary Note by such prospective transferee is covered by a Department of Labor Prohibited Transaction Class Exemption. Each transferee of a Book Entry Note that is a Benefit Plan Entity shall be deemed to represent that its acquisition and holding of the Book Entry Note is covered by a Department of Labor Prohibited Transaction Class Exemption.

         (g) No fee or service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax, expense or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to
SECTION 2.3 or 9.6 not involving any transfer. In connection with any transfer to Noteholders requesting Notes, the transferor shall reimburse the Trust for any costs (including the cost of the Note Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Note Registrar as provided herein) incurred by the Note Registrar in connection with such transfer.

         (h) The preceding provisions of this section notwithstanding, the Issuer shall not be required to make and the Note Registrar shall not register transfers or exchanges of any Note for a period of fifteen (15) days preceding the due date for any payment with respect to the Note.

         SECTION 2.5. MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Insurer (unless an Insurer Default shall have occurred and be continuing) such security or indemnity as may be required by the Indenture Trustee, the Insurer and the Issuer to hold the Issuer, the Insurer and the Indenture Trustee, respectively, harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven (7) days shall be, due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note (or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence), a protected purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Indenture Trustee and the Insurer shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered (or payment made) or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith. Upon the issuance of any replacement Note under this
SECTION 2.5, the Issuer or the Indenture Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this SECTION 2.5 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture, equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this SECTION 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.6. PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer, the Indenture Trustee and the Insurer may treat the Person in whose name any Note is registered as of the preceding Record Date as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Insurer or the Indenture Trustee nor any agent thereof shall be affected by notice to the contrary.

         SECTION 2.7. PAYMENT OF PRINCIPAL AND INTEREST, DEFAULTED INTEREST.

                  (a) The Class A Notes shall accrue interest at the Class A Interest Rate, and such interest shall be payable on each Payment Date, as and to the extent provided in SECTIONS 4.6 and 4.7 of the Sale and Servicing Agreement and SECTION 3.1 of this Indenture. Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the related Record Date, by wire transfer of immediately available funds if such Noteholder holds the Notes representing at least $1,000,000 in Note Balance as of the Closing Date and if such Person has delivered to the Indenture Trustee in writing instructions with respect to effecting a wire transfer to such Person no later than the applicable Determination Date by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to SECTION 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date (and except for the Redemption Price for any Note called for redemption pursuant to SECTION 10.1) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with SECTION 3.3.

         (b) The principal of each Note shall be payable in installments on each Payment Date (including the Final Scheduled Payment Date) as and to the extent provided in this Indenture and in SECTIONS 4.6 and 4.7 of the Sale and Servicing Agreement. Notwithstanding the foregoing (and subject to the provisions of SECTIONS 5.1 and 5.2), the entire Note Balance shall be due and payable on the date on which an Event of Default shall have occurred and be continuing if the Insurer (if an Insurer Default shall not have occurred and be continuing) or the Indenture Trustee or a Note Majority (if an Insurer Default has occurred and is continuing) has declared the Notes to be immediately due and payable in the manner provided in SECTION 5.2.

         The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed no later than the fifth (5th) day of the month in which such final Payment Date occurs and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment unless there are five or fewer Noteholders of record in which case such presentation and surrender shall occur within thirty (30) days after the Final Scheduled Payment Date. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in SECTION 10.2.

         (c) If the Issuer defaults in a payment of interest on the Notes, and such default is waived by the Controlling Party, the Issuer shall pay, in any lawful manner, as and to the extent provided in SECTION 4.7 of the Sale and Servicing Agreement, defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable interest rate in any lawful manner. The Issuer may pay such defaulted interest to the Persons who are Noteholders on the immediately following Payment Date, and, if such amount is not paid on such following Payment Date, then on a subsequent special record date, which date shall be at least five (5) Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least fifteen (15) days before any such special record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

         (d) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Indenture Trustee, the Indenture Trustee shall, if the Insurer has paid any amount in respect of the Notes under the Note Policy or otherwise which has not been reimbursed to it, deliver such surrendered Notes to the Insurer to the extent not previously cancelled or destroyed.

         SECTION 2.8. CANCELLATION. Subject to SECTION 2.7(D), all Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. Subject to SECTION 2.7(D), the Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section except as expressly permitted by this Indenture. Subject to SECTION 2.7(D), all canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time.

         SECTION 2.9. RELEASE OF COLLATERAL. The Indenture Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Property from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account. The Indenture Trustee shall release property from the lien created by this Indenture pursuant to this
SECTION 2.9 only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements OF SECTION 11.1.

         SECTION 2.10. BOOK-ENTRY NOTES. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner shall receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in
SECTION 2.12. Unless and until the Definitive Notes have been issued to Note Owners pursuant to SECTION 2.12:

                  (i) the provisions of this SECTION 2.10 shall be in full force and effect;

                  (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

                  (iii) to the extent that the provisions of this SECTION 2.10 conflict with any other provisions of this Indenture, the provisions of this SECTION 2.10 shall control;

                  (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to SECTION 2.10, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants;

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Note Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee; and

                  (vi) Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Indenture Trustee at the Corporate Trust Office.

         SECTION 2.11. NOTICES TO CLEARING AGENCY. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to SECTION 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to the Noteholders to the Clearing Agency, and shall have no obligation to the Note Owners.

         SECTION 2.12. DEFINITIVE NOTES. If (i) the Servicer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Servicer is unable to locate a qualified successor, (ii) the Servicer at its option (with prior written notice to the Insurer) advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, the Insurer (if no Insurer Default shall have occurred and is continuing) or Note Owners representing beneficial interests aggregating at least a majority of the Note Balance (if an Insurer Default shall have occurred and is continuing) advise the Indenture Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the Insurer or the Note Owners, as the case may be, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

         SECTION 2.13. AUTHENTICATING AGENTS. (a) The Indenture Trustee may appoint one or more Persons (each, an "Authenticating Agent") (with the written consent of the Servicer if such Person is other than the Indenture Trustee), with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under SECTIONS 2.2, 2.3, 2.4, 2.5 and 2.12, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section shall be deemed to be the authentication of Notes "by the Indenture Trustee."

                  (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

                  (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to Indenture Trustee and Owner Trustee. Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such

Authenticating Agent and Owner Trustee. Upon receiving such notice of resignation or upon such a termination, Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to Owner Trustee.

                  (d) Servicer agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services. The provisions of SECTION
6.4 shall be applicable to any Authenticating Agent.

                                   ARTICLE III
                                    COVENANTS

SECTION 3.1. PAYMENT OF PRINCIPAL AND INTEREST. The Issuer shall duly and punctually pay the principal and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer shall distribute (or cause to be distributed) the amounts on deposit in the Note Distribution Account on each Payment Date for the benefit of the Notes, as and to the extent provided in SECTIONS 4.6 and 4.7 of the Sale and Servicing Agreement to Holders of the Notes. Amounts properly withheld under the Code or any applicable State law by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.2. MAINTENANCE OF OFFICE OR AGENCY. The Indenture Trustee shall maintain in the city of New York, New York an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Indenture Trustee shall give prompt written notice to the Issuer of the location, and of any change in the location, of any such office or agency. If at any time the Indenture Trustee shall fail to maintain any such office or agency or shall fail to furnish the Issuer with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3. MONEY FOR PAYMENTS TO BE HELD IN TRUST. All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Distribution Account pursuant to SECTION 8.2(B) hereof shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Note Distribution Account for payments of Notes shall be paid over to the Issuer, except as provided in this SECTION 3.3 and SECTIONS 4.6 and 4.7 of the Sale and Servicing Agreement.

         On or before each Payment Date (including the Final Scheduled Payment
Date) and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes as and to the extent provided in SECTIONS 3.2(C), 3.3 and 4.4 of the Sale and Servicing Agreement, such sum to be held in trust for the benefit of the Persons entitled thereto.

         The Issuer shall cause each Paying Agent (other than the Indenture Trustee) to execute and deliver to the Indenture Trustee and the Insurer an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this SECTION 3.3, that such Paying Agent shall:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee written notice of any Default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent; and

                  (v) comply with all requirements of the Code and any applicable State law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order, direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and upon Issuer Request with the prior written consent of the Insurer (unless an Insurer Default shall have occurred and be continuing) shall be deposited with the Issuer; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that if such money or any portion thereof had been previously deposited by the Insurer or the Indenture Trustee with the Indenture Trustee for the payment of principal or interest on the Notes, to the extent any amounts are owing to the Insurer, such amounts shall be paid promptly to the Insurer upon the Indenture Trustee's receipt of a written request by the Insurer to such effect, and PROVIDED, FURTHER, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         SECTION 3.4. EXISTENCE. Except as otherwise permitted by the provisions of SECTION 3.10, the Issuer shall keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Indenture Collateral and each other instrument or agreement included in the Trust Estate or to enforce its rights under the Receivables and with respect to the Financed Vehicles.

         SECTION 3.5. PROTECTION OF THE TRUST ESTATE. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Issuer Secured Parties to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

               (i) Grant more effectively all or any portion of the Trust
         Estate;

               (ii) maintain the Trust Estate free and clear of all prior liens;

               (iii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee for the benefit of the Issuer Secured Parties created by this Indenture or carry out more effectively the purposes hereof;

               (iv) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (v) enforce any of the Indenture Collateral;

               (vi) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Issuer Secured Parties in such Trust Estate against the claims of all Persons; and

               (vii) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

The Issuer hereby designates the Indenture Trustee as its agent and attorney-in-fact to execute any financing statement, continuation statement, instrument of further assurance or other instrument required to be executed to accomplish the foregoing; PROVIDED, HOWEVER, that, except with respect to continuation statements, the Indenture Trustee shall not be obligated to execute such instruments except upon written instruction from the Servicer or the Issuer, except, that such instruction need not be in writing if delivered with respect to instruments to be executed by the Indenture Trustee on the Closing Date.

         SECTION 3.6.      OPINION AS TO THE TRUST ESTATE.

                  (a) On the Closing Date the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken, or will be taken within two (2) Business Days of the Closing Date, with respect to the execution and filing of any financing statements and continuation statements as are necessary to perfect and make effective the first priority lien and security interest in the Indenture Collateral and the proceeds thereof in favor of the Indenture Trustee for the benefit of the Issuer Secured Parties created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) Within 90 days after the beginning of each calendar year, beginning in [_____________], the Issuer shall furnish to the Indenture Trustee and the Insurer, an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, rerecording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security agreement. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture.

         SECTION 3.7.      PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES.

                  (a) The Issuer shall not take, or fail to take, any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons acceptable to the Insurer (so long as an Insurer Default shall not have occurred and be continuing) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Insurer in an Officers' Certificate of the Issuer shall be deemed to be action taken by the Issuer. Pursuant to the Sale and Servicing Agreement, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under the Notes and this Indenture.

                  (c) The Issuer shall perform and observe all of its obligations and agreements contained in this Indenture, the other Related Documents and in the instruments and agreements included in the Trust Estate, including filing or causing to be filed any UCC financing statements and continuation statements required to be filed by this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

                  (d) If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Insurer and the Rating Agencies thereof in accordance with Section 11.4 hereof, and shall specify in such notice the action, if any, the Issuer is taking with respect thereto. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

                  (e) If notice of termination has been given to the Servicer of the Servicer's rights and powers pursuant to SECTION 9.2 of the Sale and Servicing Agreement, the Backup Servicer or another successor Servicer shall be appointed as successor Servicer in accordance with SECTION 9.3 of the Sale and Servicing Agreement. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Related Document or any provision thereof without the consent of the Indenture Trustee and the Insurer (if an Insurer Default shall not have occurred and be continuing) or the Note Majority (if an Insurer Default shall have occurred and is continuing).

                  (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Insurer and the Rating Agencies. As soon as a successor Servicer is appointed, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such successor Servicer.

                  (g) The Issuer agrees that it shall not waive timely performance or observance by the Servicer, the Backup Servicer or Triad of their respective duties under Related Documents (x) without the prior consent of the Insurer (unless an Insurer Default shall have occurred and be continuing) or (y) if the effect thereof would adversely affect the Holders.

         SECTION 3.8. NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture, the Sale and Servicing Agreement or the Related Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Controlling Party;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable State law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

                  (iii)    dissolve or liquidate in whole or in part; or

                  (iv) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof, other than (i) any liens on the Financed Vehicles which (w) are junior to or are otherwise subordinated to the lien in favor of the Indenture Trustee, (x) have arisen notwithstanding the Servicer's best efforts to avoid the imposition of such liens, (y) to which neither the Indenture Trustee nor the Issuer has consented, and
         (z) have arisen despite the Servicer not having surrendered title to the Financed Vehicle (unless the Servicer was legally obligated to do so), and (ii) tax liens, mechanics' liens and other liens that arise subsequent to the Closing Date or Subsequent Transfer Date, as applicable by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax lien, mechanics lien or other lien that arises by operation of law) security interest in the Trust Estate.

         Section 3.9. ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer shall deliver to the Indenture Trustee and the Insurer, within ninety (90) days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, [______]), and otherwise in compliance with the requirements of TIA
Section 314(a)(4) an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision;

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof; and

                  (iii) such certificate is in compliance with the requirements of TIA Section 314(a)(4).

         SECTION 3.10.     ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

                  (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee and the Insurer (so long as an Insurer Default shall not have occurred and be continuing), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Insurer (so long as an Insurer Default shall not have occurred and be continuing)) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, the Insurer, any Noteholder or the Certificateholders;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                  (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officers' Certificate and an Opinion of Counsel each stating that such merger or consolidation and such supplemental indenture comply with this SECTION 3.10 and that all conditions precedent provided for in this SECTION 3.10 relating to such transaction have been complied with (including any filing required by the Exchange Act); and

                  (vii) so long as an Insurer Default shall not have occurred and be continuing, the Issuer shall have given the Insurer written notice of such conveyance or transfer at least twenty (20) Business Days prior to the consummation of such action and shall have received the prior written approval of the Insurer of such conveyance or transfer and the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

                  (b) Except as otherwise provided herein and in the Related Documents, the Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall: (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee and the Insurer (so long as an Insurer Default shall not have occurred and be continuing), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each of the Related Documents on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes, and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make any filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Insurer (so long as an Insurer Default shall not have occurred and be continuing)) to the effect that such transaction will not have any material adverse tax consequence to the Trust, the Insurer, any Noteholder or the Certificateholder;

                  (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this SECTION 3.10 and that all conditions precedent provided for in this SECTION 3.10 relating to such transaction have been complied with (including any filing required by the Exchange Act).

                  (vii) so long as an Insurer Default shall not have occurred and be continuing, the Issuer shall have given the Insurer written notice of such conveyance or transfer at least twenty (20) Business Days prior to the consummation of such action and shall have received the prior written approval of the Insurer of such conveyance or transfer and the Issuer or the Person (if other than the Issuer) acquiring or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

         SECTION 3.11.     SUCCESSOR OR TRANSFEREE.

                  (a) Upon any consolidation or merger of the Issuer in accordance with SECTION 3.10(A), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all or substantially all the assets and properties of the Issuer pursuant to SECTION 3.10(B), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that the Issuer is to be so released.

         SECTION 3.12. NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing of the Receivables in the manner contemplated by this Indenture and the other Related Documents and activities incidental thereto.

         SECTION 3.13. NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for (i) the Notes, (ii) obligations arising from time to time to the Insurer under the Insurance Agreement and (iii) any other indebtedness permitted by the Related Documents. The proceeds of the Notes shall be used to purchase the Receivables, to fund the Pre-Funding Account and the Capitalized Interest Account and to pay the Issuer's organizational, transactional and start up expenses. Net amounts remaining after such payments shall be distributed by the Issuer to the Certificateholder(s). The Issuer shall incur no additional borrowed money indebtedness secured by the Trust Estate other than the Notes.

         SECTION 3.14. SERVICER'S OBLIGATIONS. The Issuer shall cause the Servicer to comply with ARTICLE III and SECTION 4.10 of the Sale and Servicing Agreement.

         SECTION 3.15. GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire

(or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.16. CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.17. NOTICE OF EVENTS OF DEFAULT. The Issuer shall give the Indenture Trustee, the Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or Triad of its obligations under the Sale and Servicing Agreement, in each case of which it becomes aware.

         SECTION 3.18. RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amount for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Indenture Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Related Documents.

         SECTION 3.19. FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee or the Insurer, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.20. COMPLIANCE WITH LAWS. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Related Document.

         SECTION 3.21. TAX TREATMENT. The Issuer has structured this Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state and local tax law as indebtedness. The Issuer and each Holder agree to treat, and take no action inconsistent with the treatment of, the Notes (or any beneficial interest therein) as indebtedness for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income. Each Holder, by acquisition of a beneficial interest in a Note, agrees to be bound by the provisions of this SECTION 3.21.

         SECTION 3.22. INVESTMENT COMPANY ACT. The Issuer shall conduct its operations in a manner that will not subject it to registration as an "investment company" under the Investment Company Act of 1940, as amended.

         SECTION 3.23. LIENS. The Issuer shall not contract for, create, incur or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, except for Permitted Liens.

         SECTION 3.24. CONDUCT OF BUSINESS. Except as provided herein and in the Related Documents, the Issuer shall (a) conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the Issuer with which those others are concerned, and particularly shall use its best efforts to avoid the appearance of conducting business on behalf of Triad, [_______], any Affiliate thereof or any Certificateholder or that the assets of the Issuer are available to pay the creditors of Triad, [_______], any Affiliate thereof or any Certificateholder;
(b) maintain records and books of account separate from those of Triad, [_______], any Affiliate thereof or any Certificateholder; (c) maintain an arm's-length relationship with Triad, [_______], any Affiliate thereof or any Certificateholder and shall not hold itself out as being liable for the debts of Triad, [_______], any Affiliate thereof or any Certificateholder; (d) keep its assets and its liabilities wholly separate from those of all other entities, including Triad, [_______], any Affiliate thereof or any Certificateholder, except as expressly permitted by the Related Documents; (e) not maintain bank accounts or other depository accounts to which any Affiliate or Certificateholder (other than [_______] in its capacity as sole Certificateholder of the Issuer) is an account party, into which any Affiliate or Certificateholder (other than [_______] in its capacity as sole Certificateholder of the Issuer) makes deposits or from which any Affiliate or Certificateholder (other than [_______] in its capacity as sole Certificateholder of the Issuer) has the power to make withdrawals, except as otherwise permitted by Sections 3.2 and 4.2 of the Sale and Servicing Agreement;
(f) shall obtain proper authorization for all the Issuer's actions requiring such authorization; (g) shall obtain proper authorization from [_______] and its other Certificateholders, if any, for all action requiring approval of [_______] and its other Certificateholders, if any; (h) shall pay operating expenses and liabilities from the Issuer's own funds; (i) shall disclose in its annual financial statements the effects of the Issuer's transactions under the Related Documents in accordance with generally accepted accounting principles and shall disclose that the assets of the Issuer are not available to pay creditors of Triad, [_______], any Affiliate thereof or any Certificateholder; (j) shall continuously maintain the resolutions, agreements and other instruments underlying the transactions described in the Related Documents as official records; and (k) shall insure that any consolidated financial statements of Triad, [_______], any Affiliate thereof or any Certificateholder have notes to the effect that the Issuer is a separate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.1. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except, to the extent applicable, as to (i) rights of registration of transfer and exchange,
(ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) SECTIONS 3.2 and 3.20, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under SECTION 6.7 and the obligations of

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

the Indenture Trustee under SECTION 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                           (A)      either

                                    (1) all Notes theretofore authenticated and
                  delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in
                  SECTION 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in SECTION 3.3) have been delivered to the Indenture Trustee for cancellation and the Note Policy has expired and been returned to the Insurer for cancellation; or

                                    (2) all Notes not theretofore delivered to
                  the Indenture Trustee for cancellation

                                            (i)  have become due and payable,

                                            (ii) will become due and payable at
                                    their respective Final Scheduled Payment
                                    Dates within one year, or

                                            (iii) are to be called for
                                    redemption within one year under
                                    arrangements satisfactory to the Indenture
                                    Trustee for the giving of notice of
                                    redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

                  and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Final Scheduled Payment Date or Redemption Date (if Notes shall have been called for redemption pursuant to SECTION 10.1), as the case may be;

                           (B) the Issuer has paid or caused to be paid all Insurer Issuer Secured Obligations and all Indenture Trustee Issuer Secured Obligations and the Note Policy has expired in accordance with its terms and has been returned to the Insurer for cancellation;

                           (C) the Issuer has delivered to the Indenture Trustee an Officers' Certificate, an Opinion of Counsel and (if required by the TIA, the Indenture Trustee or the Insurer (so long as an Insurer Default shall not have occurred and be continuing)) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of SECTION 11.1 and, subject to SECTION
         11.2, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

                           (D) the Issuer has delivered to the Indenture Trustee an Opinion of Counsel to the effect that the satisfaction and discharge of the Notes pursuant to this Section shall not cause any Noteholder to be treated as having sold or exchanged any of its Notes for purposes of
         Section 1001 of the Code.

         SECTION 4.2. APPLICATION OF TRUST MONEY. All monies deposited with the Indenture Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from the other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

         SECTION 4.3. PAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to SECTION 3.3 hereof and SECTIONS 4.6 and 4.7 of the Sale and Servicing Agreement, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V

                                    REMEDIES

         SECTION 5.1. EVENTS OF DEFAULT. "EVENT OF DEFAULT," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

                  (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five (5) days (solely for purposes of this clause, a payment on the Notes funded by the Insurer or the Collateral Agent pursuant to the Reserve Account Agreement shall be deemed to be a payment made by the Issuer);

                  (ii) default in the payment of the principal of or any installment of the Principal of any Note when the same becomes due and payable (solely for purposes of this clause, a payment on the Notes funded by the Insurer or the Collateral Agent pursuant to the Reserve Account Agreement shall be deemed to be a payment made by the Issuer);

                  (iii) so long as an Insurer Default shall not have occurred and be continuing, an Insurance Agreement Indenture Cross Default shall have occurred; PROVIDED, HOWEVER, that the occurrence of an Insurance Agreement Indenture Cross Default may not form the basis of an Event of Default unless the Insurer shall, upon prior written notice to the Rating Agencies, have delivered in accordance with SECTION 11.4 to the Issuer and the Indenture Trustee and not rescinded a written notice specifying that such Insurance Agreement Indenture Cross Default constitutes an Event of Default under the Indenture;

                  (iv) so long as an Insurer Default shall have occurred and be continuing, default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement a default in the observance or performance of which is elsewhere in this SECTION 5.1 specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of thirty (30) days (or for such longer period, not in excess of ninety (90) days, as may be reasonably necessary to remedy such default; PROVIDED, HOWEVER, that such default is capable of remedy within ninety (90) days or less and the Servicer on behalf of the Owner Trustee delivers an Officer's Certificate to the Indenture Trustee to the effect that such Owner Trustee has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Note Balance, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (v) so long as an Insurer Default shall have occurred and be continuing, the filing of a petition for relief by a court having jurisdiction in the premises in respect of the Issuer, the Company or any substantial part of their property in an involuntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer, the Company or for any substantial part of their property, or ordering the winding-up or liquidation of the affairs of the Issuer or the Company, and such petition shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

                  (vi) so long as an Insurer Default shall have occurred and be continuing, the commencement by the Issuer or the Company of a voluntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer or the Company to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer or the Company to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or the Company or for any substantial part of its property, or the making by the Issuer or the Company of any general assignment for the benefit of creditors, or the failure by the Issuer or the Company generally to pay its debts as such debts become due, or the taking of action by the Issuer or the Company in furtherance of any of the foregoing.

         The Issuer shall deliver to the Indenture Trustee, the Insurer, the Noteholders and the Rating Agencies, within five (5) days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event that, with the giving of notice or the lapse of time or both, would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 5.2. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

                  (a) If an Insurer Default shall not have occurred and be continuing and an Event of Default shall have occurred and be continuing, the Notes shall become immediately due and payable at par, together with accrued interest thereon. If an Event of Default shall have occurred and be continuing, the Controlling Party may exercise any of the remedies specified in SECTION 5.4(A). In the event of any acceleration of any Notes by operation of this
SECTION 5.2, the Indenture Trustee shall continue to be entitled to make claims under the Note Policy pursuant to the Sale and Servicing Agreement for Scheduled Payments on the Notes. Payments under the Note Policy following acceleration of any Notes shall be applied by the Indenture Trustee:

                  (i) to Noteholders for amounts due and unpaid on the Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest; and

                  (ii) to Noteholders for amounts due and unpaid on the Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal.

                  (b) In the event any Notes are accelerated due to an Event of Default, the Insurer shall have the right (in addition to its obligation to pay Scheduled Payments on the Notes in accordance with the Note Policy), but not the obligation, to make payments under the Note Policy or otherwise of interest and principal due on such Notes, in whole or in part, on any date or dates following such acceleration as the Insurer, in its sole discretion, shall elect.

                  (c) If an Insurer Default shall have occurred and be continuing and an Event of Default shall have occurred and be continuing, the Indenture Trustee in its discretion may, or if so requested in writing by the Note Majority shall declare by written notice to the Issuer that the Notes become, whereupon they shall become, immediately due and payable at par, together with accrued interest thereon.

                  (d) If an Insurer Default shall have occurred and be continuing, then at any time after such declaration of acceleration of maturity has been made by the Indenture Trustee and before a judgment or decree for payment of the money due has been obtained by the

 Indenture Trustee as
hereinafter in this ARTICLE V provided, the Note Majority, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in SECTION 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 5.3. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

                  (a) The Issuer covenants that if the Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Indenture Trustee, pay to it as and to the extent provided in SECTIONS 4.6 and 4.7 of the Sale and Servicing Agreement, for the benefit of the Holders of Notes, the whole amount then due and payable on such Notes for principal and interest, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rate, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                  (b) Each Issuer Secured Party hereby irrevocably and unconditionally appoints the Controlling Party as the true and lawful attorney-in-fact of such Issuer Secured Party for so long as such Issuer Secured Party is not the Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Issuer Secured Party such acts, things and deeds for or on behalf of and in the name of such Issuer Secured Party under this Indenture (including specifically under SECTION 5.4) and under the Related Documents which such Issuer Secured Party could or might do or which may be necessary, desirable or convenient in such Controlling Party's sole discretion to effect the purposes contemplated hereunder and under the Related Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Estate.

                  (c) In the event that an Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion but with the prior written consent of the Controlling Party and shall, at the direction of the Controlling Party (except as provided in Section 5.3(d) below), proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee or the Controlling Party shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (d) Notwithstanding anything to the contrary contained in this Indenture (including, without limitation, Sections 5.4(a), 5.11, 5.12 and 5.16) and regardless of whether an Insurer Default shall have occurred and be continuing, if the Issuer fails to perform its obligations under Section 10.1(b) hereof when and as due, the Indenture Trustee may in its discretion (and without the consent of the Controlling Party) proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for specific performance of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law; provided that the Indenture Trustee shall only be entitled to take any such actions without the consent of the Controlling Party to the extent such actions (x) are taken only to enforce the Issuer's obligations to redeem the principal amount of Notes and (y) are taken only against the portion of the Indenture Collateral, if any, consisting of the Pre-Funding Account, the Capitalized Interest Account, any investments therein and any proceeds thereof.

                  (e) In the event that there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee, trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor upon the Notes, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor upon the Notes, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to this
SECTION 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture

         Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law or regulations, to vote on behalf of the Holders of the Notes in any election of a trustee, a standby trustee or any Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, assignee, custodian, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, if the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

                  (f) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (g) All rights of action and of asserting claims under this Indenture, the Reserve Account or under any of the Notes may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

                  (h) In any Proceedings brought by the Indenture Trustee or to which the Indenture Trustee shall be a party (and also any Proceedings involving the interpretation of any provision of this Indenture or the Reserve Account Agreement), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         SECTION 5.4.      REMEDIES; PRIORITIES.

                  (a) If an Event of Default shall have occurred and be continuing, the Controlling Party may do one or more of the following (subject to SECTIONS 5.5 and 5.11):

                  (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Issuer Secured Parties;

                  (iv) elect to have the Issuer maintain possession of the Receivables and continue to apply collections on such Receivables as if there had been no declaration of acceleration; and

                  (v) direct the Indenture Trustee in writing to sell the Trust Estate, or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; PROVIDED, HOWEVER, that:

                                    (A) if the Insurer is the Controlling Party,
                  the Insurer may not sell or otherwise liquidate the Trust Estate following an Insurance Agreement Indenture Cross Default unless: (x) such Insurance Agreement Indenture Cross Default arises from a claim being made on the Note Policy or from the insolvency of the Trust, Triad or [________] or the Trust becomes taxable as an association (or publicly traded partnership) taxable as a corporation for federal or state income tax purposes, or the Notes are not being treated as indebtedness for federal or applicable state income tax purposes and such characterization having a material adverse effect on the Trust, the Noteholders or the Insurer or (y) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest; or

                                    (B) if the Indenture Trustee is the
                  Controlling Party, the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of Default described in SECTION 5.1(I) or (II), unless: (x) all the Noteholders consent thereto, (y) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (z) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee provides prior written notice to the Rating Agency and obtains the consent of Holders of the Note Majority. In determining such sufficiency or insufficiency with respect to CLAUSES (Y) and (Z) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                  (b) Following (i) an acceleration of the Notes pursuant to
SECTION 5.2 or, (ii) in the event that an Insurer Default shall have occurred and be continuing, the occurrence of an Event of Default pursuant to SECTION 5.1(I), 5.1(II), 5.1(IV), 5.1(V) or 5.1(VI) of the Indenture or (iii) the receipt of Insolvency Proceeds pursuant to Section 10.1(b) of the Sale and Servicing Agreement, the Payment Amount, including any money or property collected pursuant to this Section and any such Insolvency Proceeds, shall be applied by the Indenture Trustee on the related Payment Date in the following order of priority:

                  (i) FIRST, amounts due and owing and required to be distributed to the Servicer (provided there is no Servicer Termination Event), the Owner Trustee, the Collateral Agent, Back Up Servicer and the Indenture Trustee, respectively, pursuant to priorities (i) and
         (ii) of SECTION 4.6(B) of the Sale and Servicing Agreement and not previously distributed, in the order of such priorities and without preference or priority of any kind within such priorities;

                  (ii) SECOND, to Noteholders for amounts due and unpaid on the Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

                  (iii) THIRD, to Noteholders for amounts due and unpaid on the Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal;

                  (iv) FOURTH, amounts due and owing and required to be distributed to the Insurer pursuant to priority (v) of SECTION 4.6(B) of the Sale and Servicing Agreement and not previously distributed); and

                  (v) FIFTH, to the Collateral Agent to be applied as provided in the Reserve Account Agreement;

PROVIDED that any amounts collected from the Pre-Funding Account or the Capitalized Interest Account shall be paid, first, for amounts due and unpaid on the Notes for principal for distribution to Noteholders in accordance with SECTION 10.1(B) hereof and, second, in accordance with priorities (i) through (v) above.

                  (c) The Indenture Trustee may fix a special record date and special payment date for any payment to Noteholders pursuant to this Section. At least fifteen (15) days before such special record date, the Indenture Trustee shall mail to each Noteholder and the Issuer a notice that states the special record date, the special payment date and the amount to be paid.

         SECTION 5.5. [RESERVED].

         SECTION 5.6. LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the Note Balance have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Note Majority; and

                  (vi) an Insurer Default shall have occurred and be continuing;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Note Balance, the Indenture Trustee in its sole discretion or with advice of counsel (which shall be at Issuer's expense) may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         SECTION 5.7. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.8. RESTORATION OF RIGHTS AND REMEDIES. If the Controlling Party or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Controlling Party or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.9. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.10. DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee, the Controlling Party or any Holder of Notes to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this ARTICLE V or by law to the Indenture Trustee, the Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Insurer or by the Noteholders, as the case may be.

         SECTION 5.11. CONTROL BY NOTEHOLDERS. If the Indenture Trustee is the Controlling Party, the Holders of the Note Majority shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; PROVIDED, HOWEVER, that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the express terms of SECTION 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Note Balance;

                  (iii) if the conditions set forth in SECTION 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Note Balance to sell or liquidate the Trust Estate shall be of no force and effect; and

                  (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; and

PROVIDED, HOWEVER, that, subject to SECTION 6.1, the Indenture Trustee need not take any action that it reasonably determines might involve it in liability or would reasonably be expected to materially adversely affect the rights of any Noteholder(s) not consenting to such action.

         SECTION 5.12. WAIVER OF PAST DEFAULT. If an Insurer Default shall have occurred and be continuing prior to the declaration of the acceleration of the maturity of Notes as provided in SECTION 5.4, the Holders of the Note Majority may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         The Indenture Trustee shall promptly provide written notice to each Rating Agency of any such waiver.

         SECTION 5.13. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this SECTION 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder(s) holding in the aggregate more than 10% of the Note Balance or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.14. WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.15. ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to the Notes or this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

         SECTION 5.16.     PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

                  (a) Promptly following a request from the Indenture Trustee to do so (upon the direction of the Servicer) and at the Issuer's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by Triad and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance, with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of Triad or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by Triad or the Servicer of each of their obligations under the Sale and Servicing Agreement.

                  (b) If the Indenture Trustee is the Controlling Party and if an Event of Default has occurred and is continuing, the Indenture Trustee may, and subject to SECTION 5.11 hereof at the direction (which direction shall be in writing) of the Holders of the Note Majority shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against Triad or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by Triad or the Servicer of each of their obligations to the Company thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

         SECTION 5.17. SUBROGATION. The Indenture Trustee shall receive as attorney-in-fact of each Noteholder any Note Policy Claim Amount from the Insurer. Any and all Note Policy Claim Amounts disbursed by the Indenture Trustee from claims made under the Note Policy shall not be considered payment by the Trust or from the Reserve Account with respect to such Notes and shall not discharge the obligations of the Trust with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipient of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Insurer, the Indenture Trustee shall assign to the Insurer all rights to the payment of interest of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Insurer, and the Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Note Policy. To evidence such subrogation, the Note Registrar shall note the Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Insurer of proof of payment by the Insurer of any Interest Payment Amount or Principal Payment Amount. The foregoing subrogation shall in all cases be subject to the rights of the Noteholders to receive the Scheduled Payments in respect of the Notes.

         SECTION 5.18. PREFERENCE CLAIMS. (a) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any Interest Payment Amount or Principal Payment Amount paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Insurer, shall comply with the provisions of the Note Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Note Policy. The Indenture Trustee shall furnish to the Insurer at its written request, the requested records it holds in its possession evidencing the payments of principal of and interest on Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from Noteholders, and the dates on which such payments were made. Pursuant to the terms of the Note Policy, the Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Note Policy) and not to the Indenture Trustee or any Noteholder directly (unless a Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Insurer will make such payment to the Indenture Trustee for distribution to such Noteholder upon proof of such payment reasonably satisfactory to the Insurer).

                  (b) The Indenture Trustee shall promptly notify the Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Indenture Trustee has actual knowledge), seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Holder, by its purchase of Notes, and the Indenture Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in
Section 5.17, the Insurer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate an assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

         SECTION 6.1.      DUTIES OF THE INDENTURE TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Related Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default actually known to a Responsible Officer:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and its other Related Documents and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; PROVIDED, HOWEVER, in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and the Indenture Trustee's other Related Documents.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this CLAUSE (C) does not limit the effect of CLAUSE (B) of this Section;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction by the Insurer (so long as an Insurer Default shall have not occurred and be continuing) or a Note Majority (if an Insurer Default has occurred and is continuing) or otherwise received by it pursuant to this Indenture;

                  (iv) the Indenture Trustee shall not be charged with knowledge of an Event of Default or Servicer Termination Event unless a Responsible Officer obtains actual knowledge of such event or the Indenture Trustee receives written notice of such event from Triad, the Insurer, the Servicer or Holders owning Notes aggregating not less than 10% of the Note Balance; and

                  (v) the Indenture Trustee shall have no duty to monitor the performance of the Issuer, the Company, Triad or the Servicer, nor shall it have any liability in connection with malfeasance or nonfeasance by the Issuer, the Company, Triad or the Servicer. The Indenture Trustee shall have no liability in connection with compliance of the Issuer, the Company, Triad or the Servicer with statutory or regulatory requirements related to the Receivables. The Indenture Trustee shall not make or be deemed to have made any representations or warranties with respect to the Receivables or the validity or sufficiency of any pledge or assignment of the Receivables to the Indenture Trustee.

                  (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to CLAUSES (A), (B), (C) and (G) and to the provisions of the TIA.

                  (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law, this Indenture or the Sale and Servicing Agreement.

                  (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur or be subjected to financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity reasonably satisfactory to it against any loss, liability or expense is not reasonably assured to it.

                  (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to this SECTION 6.1 and to the provisions of the TIA.

                  (i) The Indenture Trustee shall, upon one (1) Business Day's prior notice to the Indenture Trustee, permit any representative of the Insurer, during the Indenture Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Indenture Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Indenture Trustee's affairs and actions, as such affairs and actions relate to the Indenture Trustee's duties with respect to the Notes, with the Indenture Trustee's officers and employees responsible for carrying out the Indenture Trustee's duties with respect to the Notes. All expenses incurred by the Indenture Trustee in connection with such examination shall be borne by the Issuer.

                  (j) The Indenture Trustee shall, and hereby agrees that it shall, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

                  (k) In no event shall the Indenture Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, or any other party, under the Sale and Servicing Agreement except that [_____________________] solely in its capacity as Backup Servicer, shall perform and be responsible for such obligations during such time, if any, as the Backup Servicer shall be the successor to, and be vested with the rights, powers, duties and privileges of the Servicer in accordance with the terms of the Sale and Servicing Agreement.

                  (l) The Indenture Trustee shall, and hereby agrees that it will, hold the Note Policy in trust, and will hold any proceeds of any claim on the Note Policy in trust solely for the use and benefit of the Noteholders.

                  (m) Without limiting the generality of this SECTION 6.1, the Indenture Trustee, in its capacity as Indenture Trustee, shall have no duty, unless specifically set forth in this Indenture or the Related Documents, (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Estate, (iii) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or the Sale and Servicing Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, or (iv) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Issuer's, the Company's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer.

                  (n) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture and left to the Indenture Trustee's discretion, or to institute, conduct or defend any litigation under this Agreement or in relation to this Indenture, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

         SECTION 6.2.      RIGHTS OF INDENTURE TRUSTEE.

                  (a) The Indenture Trustee may conclusively rely and shall be fully protected in acting on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or a custodian or nominee, and (with respect to actions or omissions by an attorney that is not an employee of the Indenture Trustee) the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such attorney.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence (other than errors in judgment) or bad faith.

                  (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture, the Related Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Indenture Trustee, other than in its capacity as Custodian under the Sale and Servicing Agreement, shall not be required to make any initial or periodic examination of any files or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Issuer with its representations and warranties or for any other purpose.

                  (g) If the Indenture Trustee is also acting as Paying Agent or Note Registrar hereunder, the rights and protections afforded to the Indenture Trustee pursuant to this ARTICLE VI shall also be afforded to such Paying Agent or Note Registrar.

         SECTION 6.3. INDIVIDUAL RIGHTS OF THE INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with SECTIONS 6.11 and 6.12.

         SECTION 6.4. INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for, and makes no representation as to the validity or adequacy of, this Indenture, the Trust Estate or the Notes; (except the enforceability of this Indenture and the Indenture Trustee's Related Documents against the Indenture Trustee) shall not be accountable for the Issuer's use of the proceeds from the Notes; and shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         SECTION 6.5. NOTICE OF DEFAULTS. If an Event of Default or Servicer Termination Event occurs and is continuing and is known to, or written notice thereof has been delivered to, a Responsible Officer, the Indenture Trustee shall promptly mail to the Rating Agencies and each Noteholder notice of the Event of Default or Servicer Termination Event after such Responsible Officer has knowledge or written notice of such Event of Default or Servicer Termination Event.

Except in the case of an Event of Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice of such Event of Default if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         SECTION 6.6. REPORTS BY INDENTURE TRUSTEE TO THE HOLDERS. The Indenture Trustee shall deliver to each Noteholder such information as set forth in
SECTION 4.10 of the Sale and Servicing Agreement.

         SECTION 6.7. COMPENSATION, REIMBURSEMENT AND INDEMNITY.

                  (a) The Issuer shall, or shall cause the Servicer to, pay to the Indenture Trustee the Indenture Trustee Fee, including compensation for extraordinary services such as default administration in accordance with SECTION
4.6 of the Sale and Servicing Agreement. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall, or shall cause the Servicer to, reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services, to the extent such expenses do not result from the bad faith or negligence of the Indenture Trustee. Such expenses shall include securities transaction charges and the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts but, with respect to securities transaction charges, only to the extent such charges have not been waived due to the Indenture Trustee's receipt of payment from any financial institution with respect to certain eligible investments specified by the Servicer pursuant to SECTION 4.1(C) of the Sale and Servicing Agreement.

                  (b) The Issuer shall or shall cause the Servicer in accordance with SECTION 7.1 of the Sale and Servicing Agreement to indemnify the Indenture Trustee and its officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees) incurred by them in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder. The Issuer shall, or shall cause the Servicer to, defend the claim and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Servicer to, pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence (other than errors in judgment) or bad faith.

Anything in this Agreement to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. This indemnity shall survive the termination of the Agreement.

The Issuer's payment obligations to the Indenture Trustee pursuant to this
SECTION 6.7 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in
SECTION 5.1(IV) or (V), the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Related Documents, the Indenture Trustee agrees that the obligations of the Issuer to the Indenture Trustee hereunder and under the Related Documents shall be recourse to the Trust Estate only and specifically shall not be recourse to the assets of the Issuer, the Company or Triad, except that Triad, as Servicer, has undertaken the payment and indemnity obligations as described in this SECTION 6.7. In addition, the Indenture Trustee agrees that its recourse to the amounts held pursuant to the Reserve Account Agreement shall be limited to the right to receive the distributions referenced to in SECTION 4.6(B) of the Sale and Servicing Agreement and that its recourse to [_______] shall be solely as explicitly set forth in the Related Documents.

         SECTION 6.8. REPLACEMENT OF THE INDENTURE TRUSTEE. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this SECTION 6.8. Subject to the preceding sentence, the Indenture Trustee may resign at any time by providing sixty (60) days prior written notice to the Issuer, the Insurer and the Noteholders or sooner if so required by law. The Issuer may and, at the request of the Insurer (unless an Insurer Default shall have occurred and be continuing) shall remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with SECTION 6.11;

                  (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

                  (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;

                  (iv) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or take any corporate action in furtherance of any of the foregoing; or

                  (v) the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly provide written notice of such event to the Rating Agencies, the Insurer and the Noteholders and shall appoint a successor Indenture Trustee acceptable to the Insurer (so long as an Insurer Default shall not have occurred and be continuing) or a Note Majority (if an Insurer Default has occurred and is continuing). If the Issuer shall fail to appoint such a successor Indenture Trustee, the Insurer (so long as an Insurer Default shall not have occurred and be continuing) or a Note Majority (if an Insurer Default has occurred and is continuing) may appoint a successor Indenture Trustee.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Insurer (provided that an Insurer Default shall not have occurred and be continuing) and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee and shall be paid all fees and expenses owed through the date of termination.

         If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee provides notice of intended resignation or is removed, the retiring Indenture Trustee, the Issuer or the Insurer (so long as an Insurer Default shall not have occurred and be continuing) or a Note Majority (if an Insurer Default has occurred and is continuing) may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee shall fail to comply with SECTION 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under SECTION 6.7 shall continue for the benefit of the retiring Indenture Trustee. The retiring Indenture Trustee shall have no liability for any act or omission by any successor Indenture Trustee.

         SECTION 6.9. SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee. The Indenture Trustee shall provide the Rating Agencies, the Insurer and the Issuer written notice of any such transaction as soon as practicable thereafter; PROVIDED, HOWEVER, that such corporation or banking association shall be otherwise qualified and eligible under SECTION 6.11.

         If at the time of any such succession by merger, conversion or consolidation to the Indenture Trustee any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor Indenture Trustee hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates of authentication shall have the full force and effect to the same extent given to the certificate of authentication of the Indenture Trustee anywhere in the Notes or in this Indenture.

         SECTION 6.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

                  (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee with the consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) or a Note Majority (if an Insurer Default has occurred and is continuing) shall have the power and may execute and deliver all instruments to appoint one or more Person(s) to act as co-trustee(s), or separate trustee(s), of all or any part of the Trust Estate, and to vest in such Person(s), in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under SECTION 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
SECTION 6.8.

                  (c) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act(s) are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act(s), in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (d) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this ARTICLE VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (e) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  (f) The Indenture Trustee shall have no obligation to determine whether a co-trustee or separate trustee is legally required in any jurisdiction in which any part of the Trust Estate may be located.

         SECTION 6.11. ELIGIBILITY; DISQUALIFICATION. The Indenture Trustee shall at all times satisfy the requirements of Section 26(a)(1) of the Investment Company Act of 1940, as amended and the requirements of TIA
Section 301(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long-term debt rating of BBB-or better by the Rating Agencies. The Indenture Trustee shall provide copies of such reports to the Insurer upon request. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

         SECTION 6.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         SECTION 6.13. APPOINTMENT AND POWERS. Subject to the terms and conditions hereof, each of the Issuer Secured Parties hereby appoints [________________________] as Indenture Trustee with respect to the Indenture Collateral, and [________________________] hereby accepts such appointment and agrees to act as the Indenture Trustee with respect to the Indenture

Collateral for the Issuer Secured Parties, to maintain custody and possession of such Indenture Collateral (except as otherwise provided hereunder and under the Sale and Servicing Agreement) and to perform the other duties of the Indenture Trustee in accordance with the provisions of this Indenture and the Related Documents. Each Issuer Secured Party hereby authorizes the Indenture Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Indenture Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Indenture Trustee shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Indenture Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Indenture Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Indenture Trustee of its express duties hereunder, except where this Indenture provides that the Indenture Trustee is permitted to act only following and in accordance with such instructions.

         SECTION 6.14. PERFORMANCE OF DUTIES. The Indenture Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Related Documents to which the Indenture Trustee is a party or as directed by the Controlling Party in accordance with this Indenture. The Indenture Trustee shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Controlling Party. The Indenture Trustee shall, and hereby agrees that it will, subject to this Article VI, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

         SECTION 6.15. LIMITATION ON LIABILITY. Neither the Indenture Trustee nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except that the Indenture Trustee shall be liable for its negligence (other than errors in judgment), bad faith or willful misconduct; nor shall the Indenture Trustee be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Indenture or any of the Indenture Collateral (or any part thereof). Notwithstanding any term or provision of this Indenture, the Indenture Trustee shall incur no liability to the Issuer or the Issuer Secured Parties for any action taken or omitted by the Indenture Trustee in connection with the Indenture Collateral, except for the negligence (other than errors in judgment) or willful misconduct on the part of the Indenture Trustee and, further, shall incur no liability to the Issuer Secured Parties except for negligence (other than errors in judgment), bad faith or willful misconduct in carrying out its duties to the Issuer Secured Parties. The Indenture Trustee shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Indenture Trustee to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary by a Responsible Officer of the Indenture Trustee) the Indenture Trustee shall not be required to make any independent investigation with respect thereto. The Indenture Trustee shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Related Documents. The Indenture Trutee may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel. The Indenture Trustee shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or to follow any direction from the Controlling Party or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder unless it shall have received reasonable security or indemnity satisfactory to the Indenture Trustee against the costs, expenses and liabilities which might be incurred by it.

         SECTION 6.16. RELIANCE UPON DOCUMENTS. In the absence of negligence, bad faith or willful misconduct on its part, the Indenture Trustee shall be entitled to conclusively rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

         SECTION 6.17. SUCCESSOR INDENTURE TRUSTEE. Any Person into which the Indenture Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Indenture Trustee is a party, shall (provided it is otherwise qualified to serve as the Indenture Trustee hereunder) be and become a successor Indenture Trustee hereunder and be vested with all of the title to and interest in the Indenture Collateral and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Issuer Secured Parties in the Indenture Collateral; provided that any such successor shall also be the successor Indenture Trustee under SECTION 6.9.

         SECTION 6.18. REPRESENTATIONS AND WARRANTIES OF THE INDENTURE TRUSTEE. The Indenture Trustee represents and warrants to the Issuer and to each Issuer Secured Party as follows:

                  (a) DUE ORGANIZATION. The Indenture Trustee is a [_________] banking corporation and is duly organized, validly existing and in good standing under the laws of the State of [_________], and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

                  (b) CORPORATE POWER. The Indenture Trustee has all requisite right, power and authority to execute and deliver this Indenture and its related documents and to perform all of its duties as Indenture Trustee hereunder and thereunder.

                  (c) DUE AUTHORIZATION. The execution and delivery by the Indenture Trustee of this Indenture and the other Related Documents to which it is a party, and the performance by the Indenture Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Indenture Trustee, or the performance by the Indenture Trustee, of this Indenture and such other Related Documents.

                  (d) NO VIOLATION. The execution, delivery and performance by the Indenture Trustee of this Agreement and its Related Documents (i) do not violate any provision of any law or regulation governing it or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to it or any of its assets, (ii) do not violate any provision of its corporate charter or by-laws, and (iii) do not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any of the Trust property pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking other than this Agreement to which it is a party.

                  (e) NO CONSENT REQUIRED. The execution, delivery and performance by the Indenture Trustee of this Agreement and its Related Documents do not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any action in respect of, any governmental authority or agency.

                  (f) VALID AND BINDING INDENTURE. The Indenture Trustee has duly executed and delivered this Indenture and each other Related Document to which it is a party, and each of this Indenture and each such other Related Document constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         SECTION 6.19. WAIVER OF SETOFFS. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof and of the Sale and Servicing Agreement.

         SECTION 6.20. CONTROL BY THE CONTROLLING PARTY. The Indenture Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party, except that if any Event of Default shall have occurred and be continuing, the Indenture Trustee shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Issuer.

         SECTION 6.21. INDENTURE TRUSTEE NOT LIABLE FOR NOTES OR RECEIVABLES. The Indenture Trustee makes no representations as to the validity or sufficiency of the Sale and Servicing Agreement or of the Notes (other than authentication of the Notes) or of any Receivable or Related Document, except as expressly provided herein or in the Sale and Servicing Agreement.

Except as expressly set forth in the Related Documents, the Indenture Trustee shall at no time (except with respect to its duties as Backup Servicer, Collateral Agent and Custodian under the Related Documents and except during such time, if any, as it is acting as successor Servicer) have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Noteholders under this Indenture, including the existence, condition, location and ownership of any Financed Vehicle; subject to SECTION
2.3 of the Sale and Servicing Agreement, the existence and enforceability of any insurance thereon; the existence of any Receivable or any computer or other record thereof; subject to SECTION 2.3 of the Sale and Servicing Agreement, the completeness of any Receivable; subject to SECTION 2.3 of the Sale and Servicing Agreement, the receipt by the Servicer of any Receivable; the performance or enforcement of any Receivable; the compliance by the Company and the Servicer with any covenant or the breach by the Company and the Servicer of any warranty or representation made under any Related Document and the accuracy of any such warranty or representation prior to the Indenture Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom (it being understood, however, that the Indenture Trustee shall remain responsible for any Trust Property that it may hold directly); the acts or omissions of the Company, the Servicer or any Obligor; any action of the Servicer taken in the name of the Indenture Trustee; the accuracy, content or completeness of any offering documents used in connection with the sale of the Notes or any action by the Indenture Trustee taken at the instruction of the Servicer, the Company or the Noteholders holding the requisite percentage of Notes not inconsistent with the provisions hereof or of any Related Document; PROVIDED, HOWEVER, that the foregoing shall not relieve the Indenture Trustee of its respective obligation to perform its duties under this Agreement and the other Related Documents, whether as Indenture Trustee, as Collateral Agent, as Custodian or as Backup Servicer. The Indenture Trustee shall not be accountable for the use or application by the Company of any of the Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Servicer in respect of the Receivables prior to the time such funds are deposited in the Collection Account.

                                   ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS

         SECTION 7.1. ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee within thirty (30) days after receipt by the Issuer of a written request by the Indenture Trustee, a list of the names and addresses of the Holders of Notes as of a date not more than ten (10) days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. The Indenture Trustee shall or, if the Indenture Trustee is not the Note Registrar, the Issuer shall, furnish to the Insurer in writing upon their written request and at such other times as the Insurer may request a copy of the list.

         SECTION 7.2. PRESERVATION OF INFORMATION, COMMUNICATIONS TO
NOTEHOLDERS.

                  (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in SECTION 7.1 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in SECTION 7.1 upon receipt of a new list so furnished.

                  (b) Three or more Noteholders, or one or more Holder(s) of Notes evidencing at least 25% of the Note Balance, may obtain a list of the names and addresses of Holders of Notes of record as of the most recent Record Date in order to communicate with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (d) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         SECTION 7.3. REPORTS BY ISSUER.

         (a)      The Issuer shall:

                  (i) file with the Indenture Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to SECTION 13 or 15(D) of the Exchange Act;

                  (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA
         Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and
         (ii) of this SECTION 7.3(A) as may be required by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         SECTION 7.4. REPORTS BY INDENTURE TRUSTEE. If required by TIA Section 313(a), within 60 days after each June 30 [___], beginning with June 30, [___], the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b). A copy of each report at the time of its mailing to Noteholders shall be given by the Indenture Trustee to the Servicer to file with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         SECTION 8.1. COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it, as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in ARTICLE V.

         SECTION 8.2. TRUST ACCOUNTS.

                  (a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Insurer, the Trust Accounts as provided in SECTION 4.1 of the Sale and Servicing Agreement.

                  (b) On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders to the extent of amounts due and unpaid on the Notes for principal and interest in the amounts and in the order of priority set forth in SECTIONS
4.6 and 4.7 of the Sale and Servicing Agreement.

         SECTION 8.3. GENERAL PROVISIONS REGARDING ACCOUNTS.

                  (a) The funds in the Trust Accounts shall be invested and reinvested by the Indenture Trustee in Eligible Investments in accordance with
SECTION 4.1(C) of the Sale and Servicing Agreement.

                  (b) Subject to SECTION 6.1(C), the Indenture Trustee shall not in any way be held liable for the selection of Eligible Investments or by reason of any insufficiency in the Trust Accounts resulting from any loss on any Eligible Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

         SECTION 8.4.      RELEASE OF TRUST ESTATE.

                  (a) The Indenture Trustee may, and when required by this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with this Indenture and the Sale and Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Indenture Trustee pursuant to SECTION
6.7 have been paid, all other Issuer Secured Obligations have been paid in full and the Note Policy has expired in accordance with its terms and has been returned to the Insurer for cancellation, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Collection Account. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this SECTION 8.2(B) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

         SECTION 8.5. OPINION OF COUNSEL. The Indenture Trustee shall receive at least seven (7) days' notice when requested by the Issuer to take any action pursuant to SECTION 8.4(A), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of this Indenture; PROVIDED, HOWEVER, that no such notice or Opinion of Counsel shall be required after the Notes and all other Issuer Secured Obligations have been paid in full and the Note Policy has expired in accordance with its terms and has been returned to the Insurer for cancellation, or for the release of liens in connection with a Purchased Receivable or a replaced Receivable; and PROVIDED, FURTHER, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.


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


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.1. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS. Without the consent of the Holders of Notes but with the prior written consent of the Insurer (unless an Insurer Default shall have occurred and be continuing) and with prior written notice to the Rating Agencies, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) (A) to cure any ambiguity or to correct any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or (B) to make any other provisions with respect to matters or questions arising under this Indenture which are not inconsistent with the provisions of this Indenture or in any supplemental indenture so long as, in the Opinion of Counsel, such action in this CLAUSE (B) shall not materially adversely affect the interests of the Holders of Notes;

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         ARTICLE VI; or

                  (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.


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



         SECTION 9.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Indenture Trustee may, with prior written notice to the Rating Agencies, with the prior written consent of the Insurer (unless Insurer Default shall have occurred and be continuing) and with the prior written consent of the Note Majority enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; PROVIDED, HOWEVER, that, no such supplemental indenture shall, without the consent of the Insurer and the Holder of each Outstanding Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to the payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in ARTICLE V, to the payment of any such amount due on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
         Date);

                  (ii) reduce the percentage of the Note Balance, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of "Outstanding";

                  (iv) reduce the percentage of the Note Balance required to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to SECTION 5.4 or 5.11;

                  (v) modify any provision of this SECTION 9.2 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Related Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation);

                  (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive any Holder of Notes of the security provided by the lien of this Indenture; or

                  (viii) become effective if the Rating Agency Condition in respect thereof shall have not been satisfied.

         The provisions of this Section shall in no event be construed to require the consent of the Noteholders or the Certificateholders to a reduction in the Target Overcollateralization Amount or the required level of the Reserve Account.

         The manner of obtaining such consents (and any other consents of Noteholders provided for in this Indenture or in any other Related Document) and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may provide.

         Prior to the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this SECTION 9.2, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a true copy of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this ARTICLE IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to SECTIONS 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5. CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.




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


         SECTION 9.6. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                    ARTICLE X
                               REDEMPTION OF NOTES

         SECTION 10.1.     REDEMPTION.

                  (a) On any Payment Date on which the Servicer exercises its option to purchase the Receivables and other Trust Property pursuant to SECTION
10.1 of the Sale and Servicing Agreement, the Notes shall be redeemed in whole, but not in part, for a purchase price equal to the Redemption Price. Pursuant to said SECTION 10.1, the Servicer shall furnish notice of such redemption to the Indenture Trustee, the Insurer, the Backup Servicer and the Rating Agencies not later than the Record Date prior to the Redemption Date and the Servicer shall deposit with the Indenture Trustee in the Collection Account the Redemption Price of the Notes to be redeemed on or before the Redemption Date.

                  (b) In the event that the assets of the Trust are sold pursuant to SECTION 9.1 of the Trust Agreement, all amounts on deposit in the Collection Account shall be paid to the Noteholders up to the Note Balance and all accrued and unpaid interest thereon. If amounts are to be paid to Noteholders pursuant to this SECTION 10.1(C), the Servicer or the Issuer shall, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than forty-five (45) days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

         SECTION 10.2. FORM OF REDEMPTION NOTICE. Notice of redemption under
SECTION 10.1 shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed no later than the fifth (5th) day of the month in which the applicable Redemption Date occurs to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

         All notices of redemption shall state:

                  (i)      the Redemption Date;

                  (ii)     the Redemption Price; and

                  (iii) the place where such Notes are to be surrendered in accordance with SECTION 2.7(B)(II) hereof for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in SECTION 3.2).



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


         Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

         SECTION 10.3. NOTES PAYABLE ON REDEMPTION DATE. The Notes or portions thereof to be redeemed shall, following notice of redemption pursuant to this
ARTICLE X, become due and payable on the Redemption Date at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

         If there are not sufficient funds in the Collection Account on the Payment Date on which the Notes are to be redeemed available to pay the Redemption Price, the notice of redemption shall be deemed to have been revoked and the Notes shall not be redeemed on the Redemption Date. Payments will be made on such Payment Date in accordance with SECTION 4.7 of the Sale and Servicing Agreement as though no notice of redemption had been given and the Notes shall continue to bear interest at the Class A Interest Rate.

                                   ARTICLE XI
                                  MISCELLANEOUS

         SECTION 11.1. COMPLIANCE CERTIFICATES AND OPINIONS, ETC. Upon any application or request by the Issuer to the Indenture Trustee to take any action under this Indenture, the Indenture Trustee shall be entitled to request that the Issuer furnish to the Indenture Trustee and to the Insurer (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by this Indenture, no additional certificate or opinion need be furnished.

                  (a) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of each such signatory, such signatory has made (or has caused to be made) such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                  (b) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the Lien of this Indenture, the Issuer shall, in addition to any obligation imposed in SECTION 11.1 or elsewhere in this Indenture, furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Indenture Collateral or other property or securities to be so deposited. Such certificate or opinion of fair value shall satisfy the requirements of
Section 314 of the TIA, as amended.

                  (c) Whenever the Issuer is required to furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee and the Insurer an Independent Certificate as to the same matters, if the fair value to the issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Notes; provided, that such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% percent of the Outstanding Notes.

                  (d) Other than with respect to the release of any Purchased Receivables or Liquidated Receivables whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (e) Whenever the Issuer is required to furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee and the Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables and Defaulted Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Notes; provided, that such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than 1 percent of the then Outstanding Notes.

                  (f) Notwithstanding SECTION 2.9 or any other provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Related Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Related Documents.

         SECTION 11.2. FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to the matters upon which his certificate or opinion is based is/are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, Triad or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, Triad or the Issuer, as applicable, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to such matters are erroneous.

         Where any Person is required or permitted to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application, certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in ARTICLE VI.

         SECTION 11.3.     ACTS OF NOTEHOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instrument(s) of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument(s) are delivered to



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


the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument(s) (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Noteholders signing such instrument(s). Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to SECTION 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or Act by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof, in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.4. NOTICES, ETC., TO THE INDENTURE TRUSTEE, ISSUER AND RATING AGENCY. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders, or other documents provided or permitted by this Indenture, shall be in writing and, if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                  (a) the Indenture Trustee by any Noteholder or by the Issuer, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

                  (b) the Issuer by the Indenture Trustee or by any Noteholder, shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to: Triad Auto Receivables Owner Trust 199[ ]-[ ], 7711 Center Avenue, Suite 100, Huntington Beach, California 92647, Telecopy No.: (714) 894-8617 or at any other address previously furnished in writing to the Indenture Trustee by the Issuer, with a copy to the Owner Trustee, addressed to:
[_____________________________________________________]. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

                  (c) The Insurer by the Issuer or the Indenture Trustee shall be sufficient for any purpose hereunder if in writing and mailed by registered mail or personally delivered or telexed or telecopied to the recipient as follows:

                  To the Insurer:                   [___________________]




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


                                   Telex No.:
                                   Confirmation:
                                   Telecopy Nos.:


(In each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Note Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head--Financial Guaranty Group "URGENT MATERIAL ENCLOSED.")

         Notices required to be given to the Rating Agency by the Issuer or the Indenture Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to the address set forth in SECTION 10.12(E) of the Sale and Servicing Agreement.

         SECTION 11.5. NOTICES TO NOTEHOLDERS, WAIVER. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         SECTION 11.6. ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture or the Notes for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause



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


payments to be made and notices to be given in accordance with such agreements to the extent such alternative arrangements are reasonable. Any additional costs or expenses associated therewith shall be payable by the Issuer or the applicable Noteholder.

         SECTION 11.7. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.8. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not expressly contained herein.

         SECTION 11.9. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

         SECTION 11.10. SEVERABILITY. Any provision of this Indenture or the Notes that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or of the Notes, as applicable, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.11. BENEFITS OF INDENTURE. The Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture, and shall be entitled to rely upon and to directly enforce such provisions of this Indenture so long as an Insurer Default shall not have occurred and be continuing. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and the Insurer, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Insurer may disclaim any of its rights and powers under this Indenture (in which case the Trustee may exercise such right or power hereunder), but not its duties and obligations under the Note Policy, upon delivery of a written notice to the Indenture Trustee.

         SECTION 11.12. LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.14. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.15. RECORDING OF INDENTURE. If this Indenture is subject to recording in any public recording offices, such recording is to be effected by the Issuer and, at its expense, accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee and the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.16. TRUST OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of (a) the Owner Trustee in its individual capacity, (b) any holder of a beneficial interest in the Issuer or the Indenture Trustee or (c) of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee and the Indenture Trustee have no such obligations in their respective individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         SECTION 11.17. NO PETITION. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they shall not at any time institute against the Company or the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any other Related Document. The foregoing shall not limit the rights of the Indenture Trustee to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against the Issuer by any Person other than the Indenture Trustee.

         SECTION 11.18. INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or of the Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the

Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall cause its representatives to hold in confidence all such information; PROVIDED, HOWEVER, that the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, or information obtained by the Indenture Trustee from sources other than the Issuer or the Servicer, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory or self-regulatory body having or claiming authority to regulate or oversee any aspects of the Indenture Trustee's business or that of its Affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Indenture Trustee or an Affiliate thereof or any officer, director, employee or shareholder thereof is subject, (D) in any preliminary or final placement memorandum, registration statement or contract or other document pertaining to the transactions contemplated by the Indenture and approved in advance by the Issuer or (E) to any Affiliate, independent or internal auditor, agent, employee or attorney of the Indenture Trustee having a need to know the same; PROVIDED, that the Indenture Trustee advises such recipient of the confidential nature of the information being disclosed and such recipient agrees to keep such information confidential, (iii) any other disclosure authorized in writing by the Issuer or the Servicer or (iv) disclosure to the other parties to the transactions contemplated by the Related Documents and the Noteholders.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers duly authorized as of the day and year first above written.



                                       TRIAD AUTO RECEIVABLES OWNER
                                          TRUST 199[ ]-[ ]



                                       By:   [________________________]
                                              not in its individual capacity but
                                              solely as Owner Trustee





                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:





                                       [________________________], as Indenture
                                       Trustee







                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A
                                                                    to Indenture





                              FORM OF CLASS A NOTES





REGISTERED                                                   $[_______________]
No. R-                                                 CUSIP NO. [____________]


                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  THE PRINCIPAL OF THIS NOTE, IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS
NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE
HEREOF.

                  TRIAD AUTO RECEIVABLES OWNER TRUST 199[ ]-[ ]

                      [_____]% ASSET BACKED NOTES, CLASS A



         Triad Auto Receivables Owner Trust 199[ ]-[ ], a Delaware business trust (including any successor, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [______________________________] ($_________) partially payable on each Payment
Date in an amount equal to the aggregate amount, if any, payable from the Collection Account and the Note Distribution Account in respect of principal on the Class A Notes pursuant to SECTION 3.1 of the Indenture and SECTIONS 4.6 and
4.7 of the Sale and Servicing Agreement; PROVIDED, HOWEVER, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to
SECTION 10.1 of the Indenture. The Issuer will pay interest on this Note at the rate per annum shown above, on each Payment Date until the principal of this
Note is paid or made available for payment, on the principal amount of this Note outstanding on the close of business on the last day of the calendar month preceding such Payment Date (the "COLLECTION PERIOD END DATE"), subject to certain limitations contained in SECTION 3.1 of the Indenture and SECTIONS 4.6 and 4.7 of the Sale and Servicing Agreement to the holders of record as of the Record Date in the month in which the Payment Date occurs. Interest on this Note will accrue for each Payment Date from the last day of the most recent Collection Period on which interest has been paid to but excluding the last day of the next Collection Period or, if no interest has yet been paid, from [________________]. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.



Dated:  [_____________]



                                       TRIAD AUTO RECEIVABLES OWNER
                                         TRUST 199[ ]-[ ]



                                       By:  [_________________________],
                                            not in its individual capacity but
                                            solely as Owner Trustee





                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION



         This is one of the Notes designated above and referred to in the within-mentioned Indenture.





Dated:  December 15, 1998



                                  [------------------------]
                                  not in its individual capacity but solely as Indenture Trustee





                                  By:
                                     ------------------------------------------
                                     Authorized Signatory

                                [REVERSE OF NOTE]


         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its [____]% Asset Backed Notes, Class A (herein called the "CLASS A NOTES" or the "Notes"), all issued under an Indenture, dated as of [_______________] (such Indenture, as supplemented or amended, is herein called the "INDENTURE"), between the Issuer and [______________________], not in its individual capacity but solely as indenture trustee (the "INDENTURE TRUSTEE", which term includes any successor Indenture Trustee under the Indenture), for which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are not otherwise defined herein and that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

         The Class A Notes will each be secured by the collateral pledged as security therefor as provided in the Indenture.

         The Issuer shall pay interest on overdue installments of interest at the Class A Interest Rate to the extent lawful.

         As provided in the Indenture, the Notes may be redeemed pursuant to
SECTION 10.1 of the Sale and Servicing Agreement, in whole, but not in part, if the Servicer exercises its option to purchase the Receivables and the other Trust Property on any Payment Date if, as of the last day of the related Collection Period,, the Aggregate Principal Balance of Receivables has declined to less than or equal to 10% of the Original Pool Balance.

         Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Owner Trustee in its individual capacity, the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of (a) the Owner Trustee in its individual capacity, the Indenture Trustee in its individual capacity, (b) any holder of a beneficial interest in the Issuer or the Owner Trustee or the Indenture Trustee or of (c) any successor or assign of the Owner Trustee in its individual capacity, the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         It is the intent of the Issuer, the Servicer and the Noteholders that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, the Notes will qualify as indebtedness of the Issuer. The Noteholders, by acceptance of a Note, agree to treat, and to take no action inconsistent with the treatment of, the Notes for such tax purposes as indebtedness of the Issuer.

         Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization or arrangement, insolvency or liquidation proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Related Documents, neither [___________________________], in its individual capacity, [______________________], in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnification's contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnification's have been made by (i) the Owner Trustee for the sole purpose of binding the assets of the Issuer, and (ii) the Indenture Trustee for the sole purpose of binding the interests of the Indenture Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Related Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT



Social Security or taxpayer I.D. or other identifying number of assignee



-------------------------------------------------------------------





FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



(name and address of assignee) ________________________________________________



-------------------------------------------------------------------------

                         (name and address of assignee)



the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

_________________ attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.





Dated:  _______________                     ____________________________________
                                            Signature Guaranteed:






                                            __________________________________*/
                                            Signatures must be guaranteed by an
                                            "eligible guarantor institution"
                                            meeting the requirements of the Note
                                            Registrar.



--------------------------



*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.